Commitments	12 Months Ended
Dec. 31, 2020
Disclosure Of Commitments [Abstract]
Commitments

31.	Commitments

Royalties

SALP has a right to receive a 2% royalty on future revenues relating to patents of a specified small molecule product candidate and analogues, existing as of the date of the agreement was signed. The obligation under this royalty agreement is secured by all the assets of the Company until the expiry of the last patent covered by this agreement, anticipated in 2033.

In the normal course of business, the Company enters into license agreements for the market launching or commercialization of products. Under these licenses, including the ones mentioned above, the Company has committed to pay royalties ranging generally between 0.5% and 12.0% of net sales from products it commercializes and 3% of license revenues in regard to certain small molecule product candidates.

Other commitments

The Company signed a long-term manufacturing contract with a contract development and manufacturing organization, or CDMO, which provides the Company with additional manufacturing capacity. In connection with this contract, the Company has committed to a minimum annual spending of $9,000 for 2021 to 2030 (the end of the initial term) which includes all expenditures under the contract. As of December 31, 2020, the remaining payment under the CDMO contract was $83,700 or $38,236 after deduction of the minimum lease payments under the contract recognized in the consolidated statement of financial position as a lease liability (note 14). At December 31, 2020, total commitment remaining under the agreement with the CDMO that are not recognized in the lease liability are as follows:

	Within 1 year	2 - 5 years	Later than 5 years	Total
CDMO operating expense commitment	4,691	17,431	16,114	38,236

The Company has one plasma purchase agreement whereby it has committed to purchase $7,071 of plasma in the year ended December 31, 2021.